Exhibit 99.1

Press Release

Contact
Alan Roden
VP, Corporate Development and Investor Relations
(631) 962-9304
alan.roden@verintsystems.com


        Verint Systems Reports Record Fiscal 2003 Second Quarter Results


                Sales Grow to $46.9 Million; Increases 22% y-o-y


                       Diluted Earnings Per Share of $0.14


MELVILLE, N.Y, September 8, 2003 - Verint Systems Inc. (NASDAQ: VRNT), announced record sales of $46,892,000 for the second quarter of fiscal 2003, ended July 31, 2003, a 22% increase compared with $38,470,000 for the second quarter of fiscal 2002.

The Company posted record net income of $3,977,000 for the second quarter of fiscal 2003 ($0.14 per diluted share), compared with net income of $2,222,000 ($0.09 per diluted share) for the second quarter of fiscal 2002.

Dan Bodner, President and CEO of Verint, stated, "Our record second quarter results, which also represent our seventh consecutive quarter of sequential growth, were primarily due to strong sales of our actionable intelligence solutions in the security market. Our margins continued to improve during the quarter, and combined with our sales growth, resulted in a 18% sequential increase in income from operations."

The Company ended the quarter with record cash and cash equivalents of $216,711,000, working capital of $193,864,000, total assets of $309,072,000, and stockholders' equity of $231,382,000.

Conference Call Information

The Company will be conducting a conference call to review its fiscal 2003 second quarter results today at 4:30 PM EDT. An on-line, real-time Web cast of the conference call will be available on our website at www.verint.com. The conference call can also be accessed live via telephone at 703-871-3092. Please dial in 5-10 minutes prior to the scheduled start time.

A replay of the conference call will be available on our website at www.verint.com and by telephone at 703-925-2533, passcode 245704.

Verint Systems Reports Record Fiscal 2003 Second Quarter Results
September 8, 2003
Page 2

Financial highlights at and for the six and three month periods ended July 31, 2002 and 2003 are as follows:


                                                 Financial Highlights
                                    (In thousands, except per share data, unaudited)


Condensed Consolidated Statements of Operations Data:
-------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months                       Three Months
                                                               Ended July 31,                     Ended July 31,
                                                               2002             2003            2002             2003
                                                               ----             ----            ----             -----
Sales                                                     $   74,787          $91,307         $38,470           $46,892
Cost of sales                                                 37,952           42,678          19,388            21,766
                                                              ------           ------          ------            ------
Gross Profit                                                  36,835           48,629          19,082            25,126

Operating Expenses
   Research and development, net                               8,130           11,027           4,238             5,692
   Selling, general and administrative                        24,398           29,970          12,612            15,301
                                                              ------           ------          ------            ------
Income from operations                                         4,307            7,632           2,232             4,133

Interest and other income, net                                   673              935             560               420
                                                              ------           ------          ------            ------
Income before income taxes                                     4,980            8,567           2,792             4,553

Income taxes                                                   1,051            1,078             570               576
                                                              ------           ------          ------            ------
Net income                                                 $   3,929          $ 7,489          $2,222           $ 3,977
                                                           =========          =======          ======           =======

Earnings per share:
    Basic                                                     $ 0.19           $ 0.29          $ 0.10            $ 0.15
                                                           =========          =======          ======           =======
    Diluted                                                   $ 0.18           $ 0.28          $ 0.09            $ 0.14
                                                           =========          =======          ======           =======

Weighted average shares:
    Basic                                                     20,827           25,408          22,695            27,067
    Diluted                                                   22,264           27,157          23,858            29,007


Verint Systems Reports Record Fiscal 2003 Second Quarter Results
September 8, 2003
Page 3

                                                   (In thousands)

  Condensed Consolidated Balance Sheet Data:


  ASSETS
                                                                                    January 31,             July 31,
                                                                                      2003                    2003
                                                                                                          (Unaudited)
                                                                                    -----------           -----------
  CURRENT ASSETS:
       Cash and cash equivalents                                                    $ 133,933              $216,711
       Accounts receivable, net                                                        27,279                35,154
       Inventories                                                                      8,866                 9,579
       Prepaid expenses and other current assets                                        4,079                 5,324
                                                                                      -------               -------
  TOTAL CURRENT ASSETS                                                                174,157               266,768

  PROPERTY AND EQUIPMENT, net                                                          12,965                13,899

  OTHER ASSETS                                                                         19,928                28,405
                                                                                      -------               -------

  TOTAL ASSETS                                                                      $ 207,050             $ 309,072
                                                                                    =========             =========

  LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES:
       Accounts payable and accrued expenses                                         $ 43,622              $ 52,812
       Advance payments from customers                                                 19,013                17,603
       Current maturities of long-term bank loans                                      42,199                   289
       Convertible note                                                                     -                 2,200
                                                                                      -------               -------
  TOTAL CURRENT LIABILITIES                                                           104,834                72,904

  LONG-TERM BANK LOANS                                                                  1,678                 1,940
  CONVERTIBLE NOTE                                                                      2,200                     -
  OTHER LIABILITIES                                                                     2,172                 2,846
                                                                                      -------               -------
  TOTAL LIABILITIES                                                                   110,884                77,690

  STOCKHOLDERS' EQUITY                                                                 96,166               231,382
                                                                                      -------               -------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $ 207,050             $ 309,072
                                                                                    =========             =========


Verint Systems Reports Record Fiscal 2003 Second Quarter Results
September 8, 2003
Page 4

About Verint Systems Inc.

Verint Systems Inc., headquartered in Melville, New York, is a leading provider of analytic software-based solutions for communications interception, digital video security and surveillance, and enterprise business intelligence. Verint software, which is used by over 1,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Verint is a subsidiary of Comverse Technology, Inc. (NASDAQ: CMVT). Visit us at our website www.verint.com.

Note: Certain statements concerning Verint's future results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for Verint's products; further decline in information technology spending; the uncertainty of customer acceptance of Verint's products; Verint's lengthy and variable sales cycle makes it difficult to predict operating results; dependence on contracts with governments for a significant portion of Verint's revenues; markets for Verint's products failing to develop; risks that Verint's intellectual property rights may not be adequate to protect its business; risks associated with rapidly changing technology and the ability of Verint to introduce new products on a timely and cost-effective basis; inability to maintain relationships with value added resellers and systems integrators; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with changes in the competitive or regulatory environment in which Verint operates; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Verint with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements.

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Verint, the Verint word mark, STAR-GATE, RELIANT, LORONIX and ULTRA are trademarks of Verint Systems Inc. Other names may be trademarks of their respective owners.